Exhibit 99.2

4th Quarter and Full Year 2009 Financial Results Teleconference Connectivity Unlimited™

Forward-Looking Statements This presentation contains statements regarding management’s belief that MRV is positioned to take advantage of key emerging industry trends and management’s expectations regarding those trends, and other statements about management’s future expectations, beliefs, goals, plans or prospects and those of the market segments in which MRV is engaged that are based on management’s current expectations, estimates, forecasts and projections about MRV and its consolidated businesses and the respective market segments in which MRV’s businesses operate, in addition to managements' assumptions. Statements in this presentation regarding MRV’s future financial and operating results and products, which are not statements of historical facts, constitute forward- looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as "expects," "anticipates," "envisions," "estimates," "targets," "intends," "plans," "believes," "seeks," "should," “forecasts,” “projects,” variations of such words and similar expressions are intended to identify such forward-looking statements which are not statements of historical facts. These forward-looking statements are not guarantees of future performance or that the events anticipated will occur or that expected conditions will remain the same or improve. These statements involve certain risks, uncertainties and assumptions, the likelihood of which are difficult to assess and may not occur, including risks that each of its business segments may not make the expected progress in its respective market, or that management’s long term strategy may not achieve the expected results. Other risks and uncertainties relate to delayed lead times in receiving components and delayed delivery times to customers due to short-term capacity constraints, potential changes in relationships with MRV’s customers and suppliers and their financial condition, MRV’s success in developing, introducing and shipping product enhancements and new products, increased competition in our market segments, market acceptance of new products, continued market acceptance of existing products and continued success in selling the products of other companies, product price discounts, the timing and amount of significant orders from customers, obsolete inventory or product returns, warranty and other claims on products, the continued ability of MRV to protect its intellectual property rights and avoid onerous licensing fees, changes in product mix, maturing product life cycles, implementation of operating cost structures that align with revenue growth, political instability in areas of the world in which MRV operates, currency fluctuations, changes in accounting rules, general economic conditions, as well as changes in such conditions specific to our market segments, risks of manufacturing in Asia, litigation related to MRV’s historical stock option granting practices, its acquisition of Fiberxon, Inc., and patent infringement claims by others, and maintenance of our inventory and production backlog. Therefore, actual outcomes, performance and results may differ from what is expressed or forecast in such forward-looking statements, and such differences may vary materially from current expectations. For further information regarding risks and uncertainties associated with MRV’s businesses, please refer to the “Management’s Discussion and Analysis of Results of Operations and Financial Condition” and “Risk Factors” sections of MRV’s SEC filings, including, but not limited to, its annual report on Form 10-K, which may be obtained by contacting MRV’s investor relations department or at MRV’s investor relations website at http://ir.mrv.com. All information in this presentation is as of March 16, 2010. MRV undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in MRV’s expectations.

MRV Speakers Introduction Anne-Marie Frisch Investor Relations Overview & Highlights Noam Lotan CEO Optical Components Near Margalit CEO of Source Photonics Financial Results Chris King CFO Q & A

MRV Results of Operations

Consolidated Results of Operations

(in $000's)	Q1 '09	Q2 '09	Q3 '09	Q4 '09	2009	2008	Quarter-Over-Quarter Q4'09 vs. Q3'09 $ Chg	Quarter-Over-Quarter Q4'09 vs. Q3'09 % Chg	Year-Over-Year 2009 vs. 2008 $ Chg	Year-Over-Year 2009 vs. 2008 % Chg
Revenue	103,600	104,943	115,131	**124,446**	**448,120**	466,821	9,315	8%	(18,701)	(4%)
Gross profit	20,579	30,016	34,563	**40,656**	**125,814**	135,068	6,093	18%	(9,254)	(7%)
Gross margin (%)	*20%*	*29%*	*30%*	***33%***	***28%***	*29%*				
R&D expenses	9,145	8,433	9,261	**9,896**	**36,735**	38,746	635	7%	(2,011)	(5%)
SG&A expenses	25,410	22,874	22,598	**28,740**	**99,622**	116,595	6,142	27%	(16,973)	(15%)
Amortization of intangibles	564	564	564	**565**	**2,257**	2,434	1	0%	(177)	(7%)
Impairment of goodwill	-	-	-	**-**	**-**	100,250	-	N/A	(100,250)	(100%)
Total operating expenses	35,119	31,871	32,423	**39,201**	**138,614**	258,025	6,778	21%	(119,411)	(46%)
Operating income (loss)	(14,540)	(1,855)	2,140	**1,455**	**(12,800)**	(122,957)	(685)	(32%)	110,157	(90%)
Net loss attributable to MRV	(15,338)	(5,732)	(537)	**18,138**	**(3,469)**	(123,204)	18,675	(3,478%)	119,735	(97%)
Net income (loss) from continuing operations attributable to MRV	(15,411)	(5,987)	(917)	**24,665**	**2,350**	(124,147)	25,582	(2,790%)	126,497	(102%)
Net income (loss) from discontinued operations attributable to MRV	73	255	380	**(6,527)**	**(5,819)**	943	(6,907)	(1,818%)	(6,762)	(717%)
Net income (loss) per share attributable to MRV-diluted:										
From continuing operations	($0.10)	($0.04)	($0.01)	**$0.16**	**$0.01**	($0.79)				
From discontinued operations	0.00	0.00	0.00	**(0.04)**	**(0.04)**	0.01				
Net income (loss) per share attributable to MRV: (1)	($0.10)	($0.04)	($0.00)	**$0.11**	**($0.02)**	($0.78)				
Diluted weighted average shares	157,447	157,530	157,584	**157,987**	**157,665**	157,323				

(1) Amounts may not add due to rounding.

Connectivity Unlimited™

4

Network Equipment Group Quarterly Results of Operations - Network Equipment Group (in $000's) Q1 '09 Q2 '09 Q3 '09 Q4 '09 2009 2008 $ Chg % Chg $ Chg % Chg Revenue 24,916 23,262 26,580 29,730 104,488 125,556 3,150 12% (21,068) (17%) Gross profit 12,586 13,190 14,744 15,833 56,353 67,071 1,089 7% (10,718) (16%) Gross margin (%) 51% 57% 55% 53% 54% 53% Operating costs and expenses 14,738 13,887 13,337 16,236 58,198 68,492 2,899 22% (10,294) (15%) Operating income (loss) (2,152) (697) 1,407 (403) (1,845) (1,421) (1,810) (129%) (424) 30% Year-Over-Year 2009 vs. 2008 Q4 '09 vs. Q3 '09 Quarter-Over-Quarter

Network Integration Group Quarterly Results of Operations - Network Integration Group (in $000's) Q1 '09 Q2 '09 Q3 '09 Q4 '09 2009 2008 $ Chg % Chg $ Chg % Chg Revenue 33,073 33,741 35,327 41,204 143,345 153,278 5,877 17% (9,933) (6%) Gross profit 9,337 10,254 10,232 11,110 40,933 38,301 878 9% 2,632 7% Gross margin (%) 28% 30% 29% 27% 29% 25% Operating costs and expenses 6,100 6,108 6,714 8,190 27,112 31,905 1,476 22% (4,793) (15%) Operating income (loss) 3,237 4,146 3,518 2,920 13,821 6,396 (598) (17%) 7,425 116% Year-Over-Year 2009 vs. 2008 Q4 '09 vs. Q3 '09 Quarter-Over-Quarter

Optical Components Group Quarterly Results of Operations - Optical Components Group (in $000's) Q1 '09 Q2 '09 Q3 '09 Q4 '09 2009 2008 $ Chg % Chg $ Chg % Chg Revenue 48,062 50,085 55,879 56,600 210,626 201,588 721 1% 9,038 4% Gross profit (1,655) 6,641 9,614 13,584 28,184 29,437 3,970 41% (1,253) (4%) Gross margin (%) -3% 13% 17% 24% 13% 15% Operating costs and expenses 9,441 8,886 8,364 10,252 36,943 139,899 1,888 23% (102,956) (74%) Operating income (loss) (11,096) (2,245) 1,250 3,332 (8,759) (110,462) 2,082 167% 101,703 (92%) Year-Over-Year 2009 vs. 2008 Q4 '09 vs. Q3 '09 Quarter-Over-Quarter

Key Measures Key Measures (in $000's) Q4 '08 Q1 '09 Q2 '09 Q3 '09 Q4 '09 Cash and investments (1) 80,226 69,677 71,859 76,472 73,788 Time deposits 1,335 1,712 1,771 14,025 18,680 Accounts receivable, net 83,235 94,000 95,358 100,850 103,247 Days receivables (2) 64 83 83 80 74 Inventories 84,260 70,395 70,363 72,259 61,803 Days inventory (2) 87 77 85 82 67 Credit lines in Italy 12,801 13,438 15,173 15,934 14,845 Credit lines at Source Photonics 11,668 11,326 20,482 23,835 24,581 Bank loans secured by time deposits - - - 12,261 16,922 Notes receivable sold with recourse - 9,284 14,680 18,866 9,726 Other (3) 53 52 40 27 14 Total short-term debt 24,522 34,100 50,375 70,923 66,088 Revenue 118,082 103,600 104,943 115,131 124,446 Year-over-year growth percentage -4% -18% 1% 5% Sequential growth percentage -12% 1% 10% 8% Headcount (4) ~ 3,390 ~ 3,850 ~ 3,780 ~ 3,995 ~ 3,755 (3) Includes short-term debt and current portion of long-term debt (1) Includes cash and cash equivalents, and short and long-term marketable securities (2) Presented in terms of days (4) Excludes employees of EDSLan

Connectivity Unlimited™ 4TH Quarter and Full Year 2009 Financial Results Teleconference Q & A